SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported): March 6, 2000


                              E*MACHINERY.NET, INC.

        Delaware                 033-26344                  75-2254748
State of Incorporation       Commission File No.         (I.R.S. Employer
                                                         Identification No.)


                               1400 Medford Plaza
                            Route 70 & Hartford Road
                            Medford, New Jersey 08055
                         (Address of Principal Offices)

                        Telephone Number: (609) 953-7985



                        HARVARD FINANCIAL SERVICES CORP.
                                  (Former Name)


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5. OTHER EVENTS

     The Board of Directors of the Registrant voted to enter into an acquisition agreement with e*machinery, inc., a Texas corporation, whereby the Registrant would acquire 100% of the stock of e*machinery, inc., a copy of that Agreement is attached hereto Exhibit 2 and the Amended Agreement dated March 6, 2000 is attached hereto as Exhibt 2(a). The Agreement calls for the resignation of the current management of the Registrant at Closing in favor of e*machinery, inc.'s management. The acquisition is subject to a favorable vote by the majority of the Registrant's shareholders at a Shareholders' Meeting rescheduled for March 27, 2000.

     e*machinery, inc. is a start-up company that is in the process of designing a vertically integrated portal to provide interplay between the manufacturers, distributors, resellers and providers of support goods and services to the construction and mining machinery industry.

     In anticipation of the acquisition and as a prerequisite of the Agreement Concerning the Exchange of Stock between Harvard Financial Services Corp. and Shareholders of e*machinery, inc., on February 9, 2000, the Registrant changed its name from Harvard Financial Services Corp. to e*machinery.net, inc. In addition, the Registrant effectuated a one for ten reverse stock split whereby each shareholder received one share for every ten shares of common stock held of record as of February 2, 2000. Fractional shares were rounded up to the nearest share. However, the authorized number of shares and the par value remained the same. Further, the Registrant's trading symbol on the NASD OTC Electronic Bulletin Board has been changed from "HRVD" to "EMAC" and the new CUSIP number issued to the common stock is 26873X 10 6.

     The above summary information does not purport to be complete, and is qualified in its entirety by reference to the Amendment to the Certificate of Incorporation filed as Exhibit 1 to Form 8-K filed February 17, 2000 and Agreement Concerning the Exchange of Stock Between Harvard Financial Services Corp. and Shareholders of e*machinery, inc. filed as Exhibit 2 to Form 8-K and the amended Agreement Concerning the Exchange of Stock Between e*machinery.net, inc. and Shareholders of e*machinery, inc. filed as Exhibt 2.1 to this Form 8-K/A.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          A.  Financial Statements:
              None.
          B.  Proforma Financial Statements:
              None.
          C.  Exhibits:

              1. Amendment to the Certificate of Incorporation of Harvard Financial Services Corp. changing the corporate name to e*machinery.net, inc. (1)

              2. Agreement Concerning the Exchange of Stock between Harvard Financial Services Corp. and Shareholders of e*machinery, inc. dated January 28, 2000 (which includes the Private Placement Memorandum of December 7, 1999 of e*machinery, inc. as an exhibit). (1)

            2.1 Amended Agreement Concerning the Exchange of Stock between e*machinery.net, inc. and Shareholders of e*machinery, inc. dated March 6, 2000 (which includes the Private Placement Memorandum of e*machinery, inc. dated March 6, 2000 as an exhibit).

1 Filed as Exhibits to Form 8-K dated February 9, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            E*MACHINERY.NET, INC.

                                            BY: /s/ Louis J. Kassen
                                                ----------------------------
                                            Louis J. Kassen, President

Dated: March 6, 2000